SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 15, 1997

Rexhall Industries, Inc.
(Exact name of registrant as specified in charter)

California        0-10067        95-4135907
(State or other (Commission   (IRS Employer
jurisdiction of File Number)Identification No.)
incorporation)

46147 7th Street West, Lancaster California            93534
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:

(805) 726-0565

___________________________________________________
(Former name or former address, if changed since last report.)

Item 1.     Changes in Control of Registrant.

       Not applicable.

Item 2.     Acquisition or Disposition of Assets.

       Not applicable.

Item 3.     Bankruptcy or Receivership.

       Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

       The Board of Directors of the company has engaged the accounting firm of KMPG Peat
       Marwick LLP as its independent auditors, replacing Deloitte & Touche LLP as of December
       10, 1997. This decision to replace the accounting firm of Deloitte & Touche LLP was not based upon any adverse reporting or other event described in Regulation 304(1)(a) but is simply a business decision for Rexhall Industries.

Item 5.     Other Events.

       Not applicable.

Item 6.     Resignations of Registrant's Directors.

       Not applicable.

Item 7.     Financial Statements, Pro Forma Financial
Information and Exhibits.

       Not applicable.

EXHIBITS

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
    Rexhall Industries, Inc.
     (Registrant)

Date: December 15, 1997
  By:___________________________